Exhibit 99.1

This Statement on Form 4 is filed jointly by Peridot Acquisition Sponsor, LLC,
CEC Aventurine Holdings, LLC, Carnelian Energy Capital III, L.P., Carnelian
Energy Capital GP III, L.P. and Carnelian Energy Capital Holdings, LLC. The
principal business address of each of these reporting persons is 2229 San Felipe
Street, Suite 1450, Houston, Texas 77019.

Name of Designated Filer: Peridot Acquisition Sponsor, LLC

Date of Event Requiring Statement: October 6, 2020

Issuer Name and Ticker or Trading Symbol: Peridot Acquisition Corp. (NYSE: PDAC)

          PERIDOT ACQUISITION SPONSOR, LLC

          By: /s/ Jeffrey Gilbert
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          Name: Jeffrey Gilbert
          Title: General Counsel and Corporate Secretary

          CEC Aventurine Holdings, LLC

          By: Carnelian Energy Capital III, L.P.
          By: Carnelian Energy Capital GP III, L.P.
          Its: General Partner
          By: Carnelian Energy Capital Holdings, LLC
          Its: General Partner

          By: /s/ Tomas Ackerman
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          Name: Tomas Ackerman
          Title: Manager

          CARNELIAN ENERGY CAPITAL III, L.P.

          By: Carnelian Energy Capital GP III, L.P.
          Its: General Partner
          By: Carnelian Energy Capital Holdings, LLC
          Its: General Partner

          By: /s/ Tomas Ackerman
              ---------------------------------------
          Name: Tomas Ackerman
          Title: Manager

          CARNELIAN ENERGY CAPITAL GP III, L.P.

          By: Carnelian Energy Capital Holdings, LLC
          Its: General Partner

          By: /s/ Tomas Ackerman
              ---------------------------------------
          Name: Tomas Ackerman
          Title: Manager

          CARNELIAN ENERGY CAPITAL HOLDINGS, LLC

          By: /s/ Tomas Ackerman
              ---------------------------------------
          Name: Tomas Ackerman
          Title: Managing Member

          By: /s/ Daniel Goodman
              ---------------------------------------
          Name: Daniel Goodman
          Title: Managing Member